EXHIBIT 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the Common Stock, $0.001 par value, of Double-Take Software, Inc. and further agree to the filing of this agreement as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement on Schedule 13G.

Date: February 14, 2007

ABS Capital Partners IV, L.P.		John D. Stobo, Jr.

By:	/s/ James E. Stevenson, Jr.	By:	/s/ James E. Stevenson, Jr.
Name:	James E. Stevenson, Jr.	Name:	James E. Stevenson, Jr.
Title:	Attorney-in-fact	Title:	Attorney-in-fact

ABS Capital Partners IV-A, L.P.		Phillip A. Clough

By:	/s/ James E. Stevenson, Jr.	By:	/s/ James E. Stevenson, Jr.
Name:	James E. Stevenson, Jr.	Name:	James E. Stevenson, Jr.
Title:	Attorney-in-fact	Title:	Attorney-in-fact

ABS Capital Partners IV-Offshore, L.P.		Frederic G. Emry

By:	/s/ James E. Stevenson, Jr.	By:	/s/ James E. Stevenson, Jr.
Name:	James E. Stevenson, Jr.	Name:	James E. Stevenson, Jr.
Title:	Attorney-in-fact	Title:	Attorney-in-fact

ABS Capital Partners IV-Special Offshore, L.P.		Ashoke Goswami

By:	/s/ James E. Stevenson, Jr.	By:	/s/ James E. Stevenson, Jr.
Name:	James E. Stevenson, Jr.	Name:	James E. Stevenson, Jr.
Title:	Attorney-in-fact	Title:	Attorney-in-fact

ABS Partners IV, L.L.C.		Ralph S. Terkowitz

By:	/s/ James E. Stevenson, Jr.	By:	/s/ James E. Stevenson, Jr.
Name:	James E. Stevenson, Jr.	Name:	James E. Stevenson, Jr.
Title:	Attorney-in-fact	Title:	Attorney-in-fact

Donald B. Hebb, Jr.		Laura L. Witt

By:	/s/ James E. Stevenson, Jr.	By:	/s/ James E. Stevenson, Jr.
Name:	James E. Stevenson, Jr.	Name:	James E. Stevenson, Jr.
Title:	Attorney-in-fact	Title:	Attorney-in-fact

Timothy T. Weglicki

By:	/s/ James E. Stevenson, Jr.
Name:	James E. Stevenson, Jr.
Title:	Attorney-in-fact